UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NEXTGEN HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NextGen Healthcare Mails Definitive Proxy Statement and Letter to Shareholders

Urges Shareholders to Vote “FOR” ALL Proposals Listed on the WHITE Proxy Card,

Including Each of NextGen Healthcare’s Highly Qualified Director Nominees

ATLANTA – Sept. 13, 2021 – NextGen Healthcare, Inc. (Nasdaq: NXGN), a leading provider of ambulatory-focused technology solutions, today announced that it has commenced mailing its proxy materials in connection with the 2021 Annual Meeting of Shareholders. The Annual Meeting is currently scheduled to be held on Wednesday, October 13, 2021. Shareholders of record as of September 2, 2021 are eligible to vote at the Annual Meeting. The Company has launched nextgen.com/annual-meeting which contains important information for shareholders.

The NextGen Healthcare Board of Directors recommends that shareholders vote “FOR” the election of each of NextGen Healthcare’s highly qualified director nominees and “FOR” ALL other proposals listed on the WHITE proxy card.

Concurrently with the mailing of definitive proxy materials, the Company is mailing a letter to shareholders discussing:

•	The importance of reincorporating in Delaware, eliminating cumulative voting and adopting a “one share, one vote” majority voting standard

•	The success the Company is realizing under new leadership

•

The many misleading statements Sheldon Razin and Lance Rosenzweig have made in connection with the proxy fight they initiated, and the risks to shareholder value creation if Sheldon’s director candidates are elected

The full text of the letter follows:

September 13, 2021

Dear Fellow Shareholders,

Sheldon Razin, the Company’s founder and 47-year tenured director, and his ally on the Board of Directors, Lance Rosenzweig, have initiated a costly, disruptive, self-serving proxy contest in connection with the 2021 Annual Meeting of Shareholders. If they are successful in their attempt to elect their director candidates, Sheldon and Lance would be able to preserve their Board seats, indefinitely, and take de facto control of NextGen Healthcare. While they now claim they are no longer seeking control of the Board, control was their intention from the start – when they put forward six of nine candidates, including themselves, for election at the Meeting.

Don’t Be Misled – In Our Opinion, Sheldon and Lance Want to Gain De Facto Control of the Company

At the Annual Meeting, you have an important decision to make. To ensure your company stays on the right course to drive shareholder value, we urge you to vote “FOR” ALL proposals listed on the WHITE proxy card, including:

•	Reincorporation of the Company in the state of Delaware and related corporate governance changes, including eliminating cumulative voting and adopting a “one share, one vote” majority voting standard

•

Election of each of the Company’s highly qualified independent director nominees, who will represent ALL shareholders’ interests and have the relevant skills and necessary experience to drive growth and value creation

New Leadership’s Actions and Achievements Over the Past Five Years Demonstrate

Our Success in Addressing Sheldon’s Legacy Business Problems and Revitalizing NextGen Healthcare

In 2015, an independent investigation found that Sheldon hid from the Board side conversations he was having regarding a potential sale of the Company. These conversations were not authorized by the Board. As a result of the investigation’s findings and Sheldon’s actions, Sheldon resigned as Chair of the Board at the urging of all other Board members. In connection with his resignation, he was conferred the ceremonial title of Chairman Emeritus.

At the time of Sheldon’s resignation as Chair and as a result of his leadership of the Board, NextGen Healthcare was, in our opinion, a deteriorating business. It suffered from:

•	Poor capital allocation that, for many years, favored dividends – a sizeable amount of which Sheldon received – instead of substantially increasing investment for the future

•	A lack of timely investment in, and execution of, innovation to evolve the Company in line with industry trends

•	Failed investments that did not effectively support product development, but instead resulted in more than $77 million in write-offs (including write-offs of acquisitions)

•	Insufficient investment to broaden the solutions portfolio and diversify revenue drivers

•	An underappreciated and demotivated employee base

•	An underperforming management team, both limited and protected by Sheldon

After replacing Sheldon as Chair, new Board leadership, including a new Chair and Vice Chair, and the Company’s then recently appointed CEO, embarked on a transformation strategy to address these legacy problems and revitalize NextGen Healthcare. Actions taken over the past five years by new leadership included:

•	Appointing an experienced, more diverse management team, including a:

•	Chief Financial Officer (2016)

•	Chief Solutions Officer (2016)

•	Chief Technology Officer (2016)

•	Senior Vice President, Managed Services (2017; now Executive Vice President of Operations)

•	Senior Vice President, Sales (2017; now Executive Vice President, Commercial Growth)

•	General Counsel and Secretary (2017)

•	Executive Vice President of Human Resources (2017)

•	Chief Medical Officer (2018)

•	Senior Vice President, Marketing (2018)

•	Chief Information Security Officer (2020)

•	Chief Growth and Strategy Officer (2021)

•

Allocating capital toward innovation and strategic acquisitions in software-as-a-service (SaaS) solutions for analytics, telehealth, integrated care and patient experience, which materially broadened and strengthened our portfolio. As part of these new capital allocation priorities, we:

•	Increased average annual R&D expenditure to 18% of total revenue, an increase of 44%

•	Ended the $43 million annual cash dividend, which has allowed us to invest in innovation and people and fund seven successful acquisitions from free cash flow

•	Divested the Company’s underperforming hospital business unit

•	Terminated poorly executed R&D programs

•	Increased highly valued subscription services annual revenue 91% to $148 million

•	Increased recurring revenue to 90% of total revenue from 80%

•	Establishing programs that incentivize operational excellence and prioritize people, activate our DE&I values and deliver results. We have:

•	Improved productivity, resulting in a 30% increase in revenue per employee

•	Become a top-rated Electronic Health Record (EHR) and Practice Management (PM) vendor as measured by KLAS Research

•	Increased Net Promoter Score (NPS) by 53 points

•	Improved employee engagement by 33%, turning NextGen Healthcare into a destination for top talent

•	Received the DivHERsity 2021 award alongside other premier companies

•	Accelerated the Company’s momentum since removing Sheldon from Board leadership. Among our recent achievements:

•	Produced the highest annual revenue and operating cash flow in the Company’s history for full year fiscal 2021

•	Grew revenue 12% year-over-year to $146 million for first quarter of fiscal 2022, the highest quarterly revenue in the Company’s history

•	Emerged as the preferred partner to large complex medical groups delivering innovative, integrated medical and behavioral health services

•	Maintained a clean, strong balance sheet, with no debt, providing financial flexibility to continue making value-creating investments

•	Ranked #6 in Healthcare Technology Report’s Top 100 Healthcare Technology Companies of 2021 and designated Market Leader in Medical Practice Management for the third straight year

As a result of the entire team’s hard work, including our more than 2,500 dedicated employees, we have established a strong foundation for sustainable growth. NextGen Healthcare has never been better positioned for growth and significant shareholder value creation.

NextGen Healthcare’s Independent Director Nominees Represent ALL Shareholders’ Interests;

They Have Relevant Experience to Oversee and Guide Continued Strategic and Operating Execution

It is the Board’s view that as the Company evolves, so should the Board’s composition. Over the past four years, we have announced new independent directors, including four nominated at this year’s Annual Meeting, who advance the Board’s diversity across race, gender, age and tenure:

•	Julie D. Klapstein. Founding CEO of Availity, one of the nation’s largest health information networks; more than 30 years of experience in the healthcare IT industry

•

Geraldine McGinty, MD, MBA, FACR. Chief Strategy Officer and Chief Contracting Officer of the Weill Cornell Medicine Physician Organization; Senior Associate Dean for Clinical Affairs and Associate Professor of Clinical Radiology at Weill Cornell Medical College and internationally recognized expert in imaging economics

•

Pamela S. Puryear, PhD, MBA. Former EVP and Chief Human Resources Officer of Walgreens Boots Alliance; executive experienced in driving value creation through expertise in human capital management, organizational transformation, innovation and operational excellence

•

Darnell Dent, MPA. Strategic advisor to Softheon, a leading provider of cloud-based health insurance exchange technology, and prior President and CEO of FirstCare Health Plans, a provider-owned health plan

Including these individuals, our proposed slate has an average tenure of approximately six years, providing a combination of fresh perspectives and institutional knowledge to inform opportunities that build on the Company’s transformation.

The Board continues to make good progress on the selection of a new CEO and expects that individual to be a valuable contributor on the Board, once appointed. The CEO is expected to be appointed by the Company before the Annual Meeting and included on the Company’s director slate.

The Board has been actively working to continue its evolution with additional new independent directors. However, Sheldon and Lance have hindered our refreshment process.

In May of 2019, Lance agreed to step down from the Board and conclude his service no later than the 2020 Annual Meeting. Prior to the Company finalizing its director slate for that meeting, Lance requested a one-year extension after he was “replaced” in his role at another company, and Sheldon supported Lance in this request. The Board provided an accommodation with a very clear agreement from Lance that he would serve as a Board member for only one more year. Lance reneged on his agreement and now seeks to remain on the Board.

When the Board was finalizing its director slate for the 2021 Annual Meeting, Lance, once again, stated that he wanted to remain on the Board despite his prior commitment to step down. Sheldon was the only director who supported Lance in his request. Lance’s refusal to step down, and Sheldon’s unwavering support for him, sparked the disruption leading up to this year’s Annual Meeting.

We did not want a costly and disruptive proxy fight, and we tried to avoid it. We made multiple proposals to settle with Sheldon and included both Sheldon and Lance on the Board slate for the 2021 Annual Meeting. Sheldon did not participate in these discussions in good faith. All along, he was planning his proxy campaign and secretly recruiting four candidates to serve on his director slate. Two days after we announced the 2021 slate, Sheldon and Lance launched their proxy fight, seeking control of the Company. The Board revised its slate to include only director nominees who serve ALL shareholders’ best interests.

NextGen Healthcare’s Director Nominees Have the Experience and Skills Necessary to Oversee and Guide the Company’s Continued Strategic and Operating Execution

The healthcare industry is among the most complex. It is critical for a Board to have relevant expertise, and NextGen Healthcare’s director nominees have decades of experience across providers, health insurance, life sciences and enterprise software. In addition, the Company’s nominees have functional experience in commercialization, corporate strategy and M&A, corporate governance and compensation, finance and accounting, human capital and leading public company boards.

Our director nominees are independent thinkers whose interests are aligned with ALL shareholders. Their records show that they are credible and capable of accelerating the Company’s growth and capturing NextGen Healthcare’s value creation potential.

Sheldon and Lance Have Suddenly Dropped Two of Their Candidates

Is This Another Maneuver by Sheldon and Lance Geared Toward Self-Preservation and an Attempt to Obtain Votes?

Or, Are These Candidates Now Aware of Sheldon’s Inappropriate Behavior and Comments, Which Reflect Poorly Upon NextGen Healthcare?

In only two weeks, two of Sheldon’s recruits have mysteriously dropped off his slate. Shareholders should ask why they left.

•	Why did these two candidates disassociate from Sheldon and Lance so fast? Why aren’t they supporting Sheldon and his quest for control?

•	Were they troubled when they learned about Sheldon’s inappropriate behavior and comments made regarding diversity during his interviews of racially diverse director nominees?

•	Did Sheldon disclose to his candidates the truth about his egregious behavior that led the Board to issue to him an official letter of censure and require him to participate in sensitivity training?

•

Have these individuals come to understand that, despite Sheldon’s history of bad behavior, there is nothing the Board, nor shareholders, can practically do to remove him as long as he is able to preserve cumulative voting for his own benefit? The only reason Sheldon has been able to remain on the Board is due to cumulative voting, which gives Sheldon the power to unilaterally reelect himself and another individual – indefinitely.

•

Will his remaining two candidates also abandon Sheldon and the NextGen Healthcare Board at some point after they are elected when they realize more about Sheldon’s past and experience his disruptive behavior?

The Chair of the Nominating and Governance Committee attempted to schedule interviews with all four of Sheldon’s candidates as part of the Company’s standard policies and procedures. However, Sheldon and Lance prevented us from interviewing them. Why were Sheldon and Lance afraid of us having these conversations with their candidates?

Don’t be misled by Sheldon’s claims that he does not want to seize control of your Board of Directors: Sheldon and Lance say they are no longer running a “control slate” – because they are now only asking you for four seats out of our nine member Board of Directors. However, if they and their two additional candidates are elected, Sheldon would gain de facto control of the Board. The Board would consist of Sheldon and Lance – the first and fourth longest-tenured incumbent directors – and six brand new directors, two of which would be Sheldon and Lance’s candidates.

In Our View, When Sheldon Was Chair, NextGen Healthcare’s Growth Was Substantially the

Direct Result of Government Stimulus, Not Sheldon’s Leadership

During the period leading up to Sheldon’s resignation as Chair, the Company’s growth and stock price performance were largely driven by government stimulus.

The 2009 Health Information Technology for Economic and Clinical Health Act (HITECH) portion of the American Recovery and Reinvestment Act provided significant funding and financial incentives for healthcare providers to adopt and “meaningfully use” EHR systems by a certain deadline. Providers, including NextGen Healthcare customers, were subject to substantial, ongoing penalties if they did not adopt EHR systems, which further propelled demand for NextGen Healthcare’s offerings.

By 2016, the market was largely saturated, and the business principles that had driven the Company’s success over the past decade were no longer available. Moreover, the software industry business models in healthcare and beyond evolved from perpetual on-premise licenses to software subscriptions in the cloud. Following these industry shifts, NextGen Healthcare found itself poorly positioned to compete as a result of Sheldon’s self-interested capital allocation priorities. Rather than re-investing to position NextGen Healthcare for the future, Sheldon instead directed capital to dividends that lined his own pockets.

To Serve Sheldon’s Own Interests and Distract from His Business Shortcomings as Chair,

Sheldon Is Attacking Four Current Directors Who Partnered with Management to

Revitalize the Company and Drive Growth

The meaningful progress the Board and management have made over the last five years is indisputable.

We have repositioned NextGen Healthcare and substantially strengthened the business. Sheldon’s attack on this progress has no merit given the clear results we have delivered, in spite of Sheldon’s efforts to the contrary. His proxy fight is disruptive, time consuming and distracting from the business, just like his behavior in the boardroom.

By finger pointing and name calling four fellow directors, Sheldon is trying to advance his own self-interests, namely:

•

Preserving his seat on the Board, indefinitely: Even though Sheldon resigned as Chair at the urging of the rest of the Board and was recently censured by the Board, the Board and shareholders have no practical way to remove him. Reincorporating in Delaware and the elimination of cumulative voting are good governance practices. Yet, Sheldon has opposed these proposals because they would reduce his power and his ability to preserve his seat, and that of another, on the Board – in perpetuity until they can no longer physically serve.

Although Sheldon has asserted that he will not invoke cumulative voting at this Annual Meeting, this is an empty promise given that (i) the Company’s bylaws permit all shareholders to cumulate their votes as long as any shareholder invokes cumulative voting at this Annual Meeting, (ii) Sheldon has refused to commit to not cumulating his votes if another shareholder invoked it, and (iii) Sheldon’s own proxy statement still contains detailed instructions on how shareholders should cumulate their votes should cumulative voting be invoked by any shareholder.

Sheldon is now arguing against the reincorporation in Delaware. However, he had the opportunity to defer this governance change as part of a proposal we made to reach a solution with him. Instead, he chose to launch an expensive and distracting proxy contest. It is this unconstructive behavior that makes the reincorporation and elimination of cumulative voting critical.

•

Reinstituting a dividend that would line his pockets: Since resigning as Board Chair, Sheldon has argued that the Company should divert capital from value creating strategic growth investments and instead reinstitute a dividend. Recall, when Sheldon was Chair, the Company paid out $400 million in dividends, which largely benefitted him personally as the Company’s largest shareholder. As Sheldon’s ally, Lance has routinely supported Sheldon’s call for a dividend.

Your Vote Is Extremely Important—Vote FOR ALL Proposals on the WHITE Proxy Card Today

NextGen Healthcare is positioned for continued growth and value creation as a result of the strategic and purposeful actions taken by the Board and management over the last five years. Now is not the time to reverse course – but that is exactly what Sheldon is trying to do through his proxy contest.

We urge you to discard any blue proxy cards you receive from Sheldon and vote “FOR” ALL proposals listed on the WHITE proxy card, including each of NextGen Healthcare’s highly qualified director nominees. To have your vote recorded promptly, please follow the instructions to vote by Internet on your WHITE proxy card or WHITE voting instruction form from your bank or brokerage firm. If you get email delivery of your proxy materials, the email will contain a link or instructions on how to vote your shares.

For additional information, including instructions on how to vote, visit nextgen.com/annual-meeting.

Thank you for your support.

Craig A. Barbarosh George H. Bristol Julie D. Klapstein	James C. Malone Jeffrey H. Margolis	Dr. Geraldine McGinty Morris Panner

Any shareholder with questions about the Annual Meeting or in need of assistance in voting their shares should contact:

NXGNproxy@mackenziepartners.com

Toll-Free: (800) 322-2885

About NextGen Healthcare, Inc.

NextGen Healthcare, Inc. (Nasdaq: NXGN) is a leading provider of ambulatory-focused technology solutions. We are empowering the transformation of ambulatory care—partnering with medical, behavioral and dental providers in their journey to value-based care to make healthcare better for everyone. We go beyond EHR and PM. Our integrated solutions help increase clinical productivity, enrich the patient experience, and ensure healthy financial outcomes. We believe in better. Learn more at nextgen.com, and follow us on Facebook, Twitter, LinkedIn, YouTube and Instagram.

Certain Information Concerning the Participants

NextGen Healthcare has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY

WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement.

Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, any amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Tami Stegmaier

(949) 237-6083

tstegmaier@nextgen.com

Barrett Golden / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

nextgen-jf@joelefrank.com

Investor Relations Contact

Matthew Scalo

(415) 370-9202

mscalo@nextgen.com

Laurie Connell

lconnell@mackenziepartners.com

(212) 378-7071

Daniel Burch

dburch@mackenziepartners.com

(212) 929-5748

NextGen Healthcare Welcomes Highly Regarded Healthcare Executive Darnell Dent to

Director Slate for 2021 Annual Meeting

Brings Wealth of Experience Growing Managed Care Health Plan Companies and

Leveraging Technology to Drive Cost Efficiencies and Revenue Growth

ATLANTA – Sept. 13, 2021 – NextGen Healthcare, Inc. (Nasdaq: NXGN), a leading provider of ambulatory-focused technology solutions, today announced that Darnell Dent has joined the Company’s slate of director nominees for the 2021 Annual Meeting of Shareholders.

Dent has nearly three decades of experience leading managed healthcare plan companies, including serving as Chief Executive Officer of FirstCare Health Plans. He is a current strategic advisor to Softheon, Inc., which provides healthcare payors, providers and government agencies with SaaS-based integrated technology solutions to help them reduce costs, increase efficiencies and grow revenues.

“Darnell brings a record of success leading managed healthcare companies and first-hand knowledge of the important role that technology-enabled solutions play in improving the lives of patients and providers,” said Jeffrey Margolis, Chair of the NextGen Healthcare Board of Directors. “His broad understanding of various benefit and payment mechanisms across the healthcare industry and his NACD governance credentials will be of great benefit to NextGen Healthcare as we extend our market solutions and evolve our capabilities to make healthcare better for everyone.”

Dent said, “NextGen Healthcare shares my belief that innovative healthcare technology is key to improving outcomes and advancing healthcare equity in all practices and communities. I look forward to working with the Board and management team to ensure that the important investments NextGen Healthcare is making continue to build on the Company’s momentum and its record in transforming ambulatory care.”

NextGen Healthcare’s Slate of Director Nominees for the 2021 Annual Meeting

Dent’s nomination follows NextGen Healthcare’s prior announcement that the Board intends to add two additional nominees to the Company’s director slate in advance of the Annual Meeting. The NextGen Healthcare Board is continuing to make good progress on the selection of a new CEO and expects that individual to be a valuable addition to the Board. The CEO is expected to be appointed by the Company before the Annual Meeting and included on the Company’s director slate.

Of the Company’s current slate of eight director nominees, four (or 50%) have been added in the past four years and are diverse across race and gender. Upon the CEO’s appointment to the Board, five of the Company’s directors (or more than 50%) will have been added in the past four years.

The Company’s current slate of independent director nominees includes:

•	Craig A. Barbarosh

•	George H. Bristol

•	Darnell Dent

•	Julie D. Klapstein

•	Jeffrey H. Margolis

•	Dr. Geraldine McGinty

•	Morris Panner

•	Dr. Pamela Puryear

The NextGen Healthcare Board of Directors recommends that shareholders vote “FOR” the election of each of NextGen Healthcare’s highly qualified director nominees and “FOR” ALL other proposals listed on the WHITE proxy card, including the proposals to reincorporate the Company into Delaware and eliminate cumulative voting. Approving the reincorporation and cumulative voting proposals will effectively result in giving NextGen Healthcare shareholders the opportunity to vote “FOR” ALL candidates on the NextGen Healthcare slate of director nominees under plurality voting, which is a “one share, one vote” standard, and the nine nominees with the most votes will be elected.

About Darnell Dent

Dent is Founder and Principal of Dent Advisory Services, LLC, a management consulting and governance services company. He serves as a strategic advisor to Softheon, Inc., a leading provider of cloud-based health insurance exchange (“HIX” or “marketplace”) technology. He serves in a similar capacity for Virgin Pulse, part of Sir Richard Branson’s Virgin Group, a global provider of employee well-being solutions, including integrated health, well-being, safety, benefits navigation and care guidance.

Previously, Dent was President and CEO of FirstCare Health Plans, a provider-owned health plan acquired by Baylor Scott & White Health System. Prior to that, he served as Chief Business Development Officer at the University of Pittsburgh Medical Center Health Plan. Earlier he held senior executive roles at United HealthCare, Community Health Plan of Washington, Health Net and Lincoln National Corporation.

He is a National Association of Corporate Directors (NACD) Board Leadership Fellow and serves as a director on the Board of the Texas TriCities Chapter. He is past Chair of the Association of Community Affiliated Health Plans, which plans serve more than seventeen million enrollees, representing nearly half of all individuals enrolled in Medicaid managed care plans, and past Chair of the Texas Association of Community Health Plans. Previously, he served as a Board member for Adaptis, a healthcare IT company.

Dent earned his bachelor’s degree from Norfolk State University in Psychology and his MPA from Pepperdine University in Public Administration. He served in the United States Marine Corps as an officer attaining the rank of Captain.

About NextGen Healthcare, Inc.

NextGen Healthcare, Inc. (Nasdaq: NXGN) is a leading provider of ambulatory-focused technology solutions. We are empowering the transformation of ambulatory care—partnering with medical, behavioral and dental providers in their journey to value-based care to make healthcare better for everyone. We go beyond EHR and PM. Our integrated solutions help increase clinical productivity, enrich the patient experience, and ensure healthy financial outcomes. We believe in better. Learn more at nextgen.com, and follow us on Facebook, Twitter, LinkedIn, YouTube and Instagram.

Certain Information Concerning the Participants

NextGen Healthcare has filed a revised preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Preliminary Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENTS) WHEN AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare, certain of its directors and executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes will be reflected in the Definitive Proxy Statement or on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Preliminary Proxy Statement.

Shareholders will be able to obtain, free of charge, copies of the applicable proxy statement, any amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Tami Stegmaier

(949) 237-6083

tstegmaier@nextgen.com

Barrett Golden / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

nextgen-jf@joelefrank.com

Investor Relations Contact

Matthew Scalo

(415) 370-9202

mscalo@nextgen.com

Laurie Connell

lconnell@mackenziepartners.com

(212) 378-7071

Daniel Burch

dburch@mackenziepartners.com

(212) 929-5748

September 13, 2021 Dear Fellow Shareholders, Sheldon Razin, the Company’s founder and 47-year tenured director, and his ally on the Board of Directors, Lance Rosenzweig, have initiated a costly, disruptive, self-serving proxy contest in connection with the 2021 Annual Meeting of Shareholders. If they are successful in their attempt to elect their director candidates, Sheldon and Lance would be able to preserve their Board seats, indefinitely, and take de facto control of NextGen Healthcare. While they now claim they are no longer seeking control of the Board, control was their intention from the start — when they put forward six of nine candidates, including themselves, for election at the Meeting. Don’t Be Misled — In Our Opinion, Sheldon and Lance Want to Gain De Facto Control of the Company At the Annual Meeting, you have an important decision to make. To ensure your company stays on the right course to drive shareholder value, we urge you to vote “FOR” ALL proposals listed on the WHITE proxy card, including: • Reincorporation of the Company in the state of Delaware and related corporate governance changes, including eliminating cumulative voting and adopting a “one share, one vote” majority voting standard • Election of each of the Company’s highly qualified independent director nominees, who will represent ALL shareholders’ interests and have the relevant skills and necessary experience to drive growth and value creation

New Leadership’s Actions and Achievements Over the Past Five Years Demonstrate Our Success in Addressing Sheldon’s Legacy Business Problems and Revitalizing NextGen Healthcare In 2015, an independent investigation found that Sheldon hid from the Board side conversations he was having regarding a potential sale of the Company. These conversations were not authorized by the Board. As a result of the investigation’s findings and Sheldon’s actions, Sheldon resigned as Chair of the Board at the urging of all other Board members. In connection with his resignation, he was conferred the ceremonial title of Chairman Emeritus. At the time of Sheldon’s resignation as Chair and as a result of his leadership of the Board, NextGen Healthcare was, in our opinion, a deteriorating business. It suffered from: • Poor capital allocation that, for many years, favored dividends — a sizeable amount of which Sheldon received — instead of substantially increasing investment for the future • A lack of timely investment in, and execution of, innovation to evolve the Company in line with industry trends • Failed investments that did not effectively support product development, but instead resulted in more than $77 million in write-offs (including write-offs of acquisitions) • Insufficient investment to broaden the solutions portfolio and diversify revenue drivers • An underappreciated and demotivated employee base • An underperforming management team, both limited and protected by Sheldon After replacing Sheldon as Chair, new Board leadership, including a new Chair and Vice Chair, and the Company’s then recently appointed CEO, embarked on a transformation strategy to address these legacy problems and revitalize NextGen Healthcare. Actions taken over the past five years by new leadership included: Appointing an experienced, more diverse management team, including a: • Chief Financial Officer (2016) • Chief Solutions Officer (2016) • Chief Technology Officer (2016) • Senior Vice President, Managed Services (2017; now Executive Vice President of Operations) • Senior Vice President, Sales (2017; now Executive Vice President, Commercial Growth) • General Counsel and Secretary (2017) • Executive Vice President of Human Resources (2017) • Chief Medical Officer (2018) • Senior Vice President, Marketing (2018) • Chief Information Security Officer (2020) • Chief Growth and Strategy Officer (2021)

Allocating capital toward innovation and strategic acquisitions in software-as-a-service (SaaS) solutions for analytics, telehealth, integrated care and patient experience, which materially broadened and strengthened our portfolio. As part of these new capital allocation priorities, we: • Increased average annual R&D expenditure to 18% of total revenue, an increase of 44% • Ended the $43 million annual cash dividend, which has allowed us to invest in innovation and people and fund seven successful acquisitions from free cash flow • Divested the Company’s underperforming hospital business unit • Terminated poorly executed R&D programs • Increased highly valued subscription services annual revenue 91% to $148 million • Increased recurring revenue to 90% of total revenue from 80% Establishing programs that incentivize operational excellence and prioritize people, activate our DE&I values and deliver results. We have: • Improved productivity, resulting in a 30% increase in revenue per employee • Become a top-rated Electronic Health Record (EHR) and Practice Management (PM) vendor as measured by KLAS Research • Increased Net Promoter Score (NPS) by 53 points • Improved employee engagement by 33%, turning NextGen Healthcare into a destination for top talent • Received the DivHERsity 2021 award alongside other premier companies Accelerated the Company’s momentum since removing Sheldon from Board leadership. Among our recent achievements: • Produced the highest annual revenue and operating cash flow in the Company’s history for full year fiscal 2021 • Grew revenue 12% year-over-year to $146 million for first quarter of fiscal 2022, the highest quarterly revenue in the Company’s history • Emerged as the preferred partner to large complex medical groups delivering innovative, integrated medical and behavioral health services • Maintained a clean, strong balance sheet, with no debt, providing financial flexibility to continue making value-creating investments • Ranked #6 in Healthcare Technology Report’s Top 100 Healthcare Technology Companies of 2021 and designated Market Leader in Medical Practice Management for the third straight year As a result of the entire team’s hard work, including our more than 2,500 dedicated employees, we have established a strong foundation for sustainable growth. NextGen Healthcare has never been better positioned for growth and significant shareholder value creation.

NextGen Healthcare’s Independent Director Nominees Represent ALL Shareholders’ Interests; They Have Relevant Experience to Oversee and Guide Continued Strategic and Operating Execution It is the Board’s view that as the Company evolves, so should the Board’s composition. Over the past four years, we have announced new independent directors, including four nominated at this year’s Annual Meeting, who advance the Board’s diversity across race, gender, age and tenure: Julie D. Klapstein. Founding CEO of Availity, one of the nation’s largest health information networks; more than 30 years of experience in the healthcare IT industry Geraldine McGinty, MD, MBA, FACR. Chief Strategy Officer and Chief Contracting Officer of the Weill Cornell Medicine Physician Organization; Senior Associate Dean for Clinical Affairs and Associate Professor of Clinical Radiology at Weill Cornell Medical College and internationally recognized expert in imaging economics Pamela S. Puryear, PhD, MBA. Former EVP and Chief Human Resources Officer of Walgreens Boots Alliance; executive experienced in driving value creation through expertise in human capital management, organizational transformation, innovation and operational excellence Darnell Dent. Strategic advisor to Softheon, a leading provider of cloud-based health insurance exchange technology, and prior President and CEO of FirstCare Health Plans, a provider-owned health plan Including these individuals, our proposed slate has an average tenure of approximately six years, providing a combination of fresh perspectives and institutional knowledge to inform opportunities that build on the Company’s transformation. The Board continues to make good progress on the selection of a new CEO and expects that individual to be a valuable contributor on the Board, once appointed. The CEO is expected to be appointed by the Company before the Annual Meeting and included on the Company’s director slate. The Board has been actively working to continue its evolution with additional new independent directors. However, Sheldon and Lance have hindered our refreshment process. In May of 2019, Lance agreed to step down from the Board and conclude his service no later than the 2020 Annual Meeting. Prior to the Company finalizing its director slate for that meeting, Lance requested a one-year extension after he was “replaced” in his role at another company, and Sheldon supported Lance in this request. The Board provided an accommodation with a very clear agreement from Lance that he would serve as a Board member for only one more year. Lance reneged on his agreement and now seeks to remain on the Board. When the Board was finalizing its director slate for the 2021 Annual Meeting, Lance, once again, stated that he wanted to remain on the Board despite his prior commitment to step down. Sheldon was the only director who supported Lance in his request. Lance’s refusal to step down, and Sheldon’s unwavering support for him, sparked the disruption leading up to this year’s Annual Meeting. We did not want a costly and disruptive proxy fight, and we tried to avoid it. We made multiple proposals to settle with Sheldon and included both Sheldon and Lance on the Board slate for the 2021 Annual Meeting. Sheldon did not participate in these discussions in good faith. All along, he was planning his proxy campaign and secretly recruiting four candidates to serve on his director slate. Two days after we announced the 2021 slate, Sheldon and Lance launched their proxy fight, seeking control of the Company. The Board revised its slate to include only director nominees who serve ALL shareholders’ best interests.

NextGen Healthcare’s Director Nominees Have the Experience and Skills Necessary to Oversee and Guide the Company’s Continued Strategic and Operating Execution The healthcare industry is among the most complex. It is critical for a Board to have relevant expertise, and NextGen Healthcare’s director nominees have decades of experience across providers, health insurance, life sciences and enterprise software. In addition, the Company’s nominees have functional experience in commercialization, corporate strategy and M&A, corporate governance and compensation, finance and accounting, human capital and leading public company boards. Our director nominees are independent thinkers whose interests are aligned with ALL shareholders. Their records show that they are credible and capable of accelerating the Company’s growth and capturing NextGen Healthcare’s value creation potential. Sheldon and Lance Have Suddenly Dropped Two of Their Candidates Is this another maneuver by Sheldon and Lance geared toward self-preservation and an attempt to obtain votes? Or, are these candidates now aware of Sheldon’s inappropriate behavior and comments, which reflect poorly upon NextGen Healthcare? In only two weeks, two of Sheldon’s recruits have mysteriously dropped off his slate. Shareholders should ask why they left. • Why did these two candidates disassociate from Sheldon and Lance so fast? Why aren’t they supporting Sheldon and his quest for control? • Were they troubled when they learned about Sheldon’s inappropriate behavior and comments made regarding diversity during his interviews of racially diverse director nominees? • Did Sheldon disclose to his candidates the truth about his egregious behavior that led the Board to issue to him an official letter of censure and require him to participate in sensitivity training? • Have these individuals come to understand that, despite Sheldon’s history of bad behavior, there is nothing the Board, nor shareholders, can practically do to remove him as long as he is able to preserve cumulative voting for his own benefit? The only reason Sheldon has been able to remain on the Board is due to cumulative voting, which gives Sheldon the power to unilaterally reelect himself and another individual — indefinitely. • Will his remaining two candidates also abandon Sheldon and the NextGen Healthcare Board at some point after they are elected when they realize more about Sheldon’s past and experience his disruptive behavior? The Chair of the Nominating and Governance Committee attempted to schedule interviews with all four of Sheldon’s candidates as part of the Company’s standard policies and procedures. However, Sheldon and Lance prevented us from interviewing them. Why were Sheldon and Lance afraid of us having these conversations with their candidates? Don’t be misled by Sheldon’s claims that he does not want to seize control of your Board of Directors: Sheldon and Lance say they are no longer running a “control slate” — because they are now only asking you for four seats out of our nine member Board of Directors. However, if they and their two additional candidates are elected, Sheldon would gain de facto control of the Board. The Board would consist of Sheldon and Lance — the first and fourth longest-tenured incumbent directors — and six brand new directors, two of which would be Sheldon and Lance’s candidates.

In Our View, When Sheldon Was Chair, NextGen Healthcare’s Growth Was Substantially the Direct Result of Government Stimulus, Not Sheldon’s Leadership During the period leading up to Sheldon’s resignation as Chair, the Company’s growth and stock price performance were largely driven by government stimulus. The 2009 Health Information Technology for Economic and Clinical Health Act (HITECH) portion of the American Recovery and Reinvestment Act provided significant funding and financial incentives for healthcare providers to adopt and “meaningfully use” EHR systems by a certain deadline. Providers, including NextGen Healthcare customers, were subject to substantial, ongoing penalties if they did not adopt EHR systems, which further propelled demand for NextGen Healthcare’s offerings. By 2016, the market was largely saturated, and the business principles that had driven the Company’s success over the past decade were no longer available. Moreover, the software industry business models in healthcare and beyond evolved from perpetual on-premise licenses to software subscriptions in the cloud. Following these industry shifts, NextGen Healthcare found itself poorly positioned to compete as a result of Sheldon’s self-interested capital allocation priorities. Rather than re-investing to position NextGen Healthcare for the future, Sheldon instead directed capital to dividends that lined his own pockets. To Serve Sheldon’s Own Interests and Distract from His Business Shortcomings as Chair, Sheldon Is Attacking Four Current Directors Who Partnered with Management to Revitalize the Company and Drive Growth The meaningful progress the Board and management have made over the last five years is indisputable. We have repositioned NextGen Healthcare and substantially strengthened the business. Sheldon’s attack on this progress has no merit given the clear results we have delivered, in spite of Sheldon’s efforts to the contrary. His proxy fight is disruptive, time consuming and distracting from the business, just like his behavior in the boardroom. By finger pointing and name calling four fellow directors, Sheldon is trying to advance his own self-interests, namely: Preserving his seat on the Board, indefinitely: Even though Sheldon resigned as Chair at the urging of the rest of the Board and was recently censured by the Board, the Board and shareholders have no practical way to remove him. Reincorporating in Delaware and the elimination of cumulative voting are good governance practices. Yet, Sheldon has opposed these proposals because they would reduce his power and his ability to preserve his seat, and that of another, on the Board — in perpetuity until they can no longer physically serve. Although Sheldon has asserted that he will not invoke cumulative voting at this Annual Meeting, this is an empty promise given that (i) the Company’s bylaws permit all shareholders to cumulate their votes as long as any shareholder invokes cumulative voting at this Annual Meeting, (ii) Sheldon has refused to commit to not cumulating his votes if another shareholder invoked it, and (iii) Sheldon’s own proxy statement still contains detailed instructions on how shareholders should cumulate their votes should cumulative voting be invoked by any shareholder. Sheldon is now arguing against the reincorporation in Delaware. However, he had the opportunity to defer this governance change as part of a proposal we made to reach a solution with him. Instead, he chose to launch an expensive and distracting proxy contest. It is this unconstructive behavior that makes the reincorporation and elimination of cumulative voting critical. Reinstituting a dividend that would line his pockets: Since resigning as Board Chair, Sheldon has argued that the Company should divert capital from value creating strategic growth investments and instead reinstitute a dividend. Recall, when Sheldon was Chair, the Company paid out $400 million in dividends, which largely benefitted him personally as the Company’s largest shareholder. As Sheldon’s ally, Lance has routinely supported Sheldon’s call for a dividend.

Your Vote Is Extremely Important — Vote FOR ALL Proposals on the WHITE Proxy Card Today NextGen Healthcare is positioned for continued growth and value creation as a result of the strategic and purposeful actions taken by the Board and management over the last five years. Now is not the time to reverse course — but that is exactly what Sheldon is trying to do through his proxy contest. We urge you to discard any blue proxy cards you receive from Sheldon and vote “FOR” ALL proposals listed on the WHITE proxy card, including each of NextGen Healthcare’s highly qualified director nominees. To have your vote recorded promptly, please follow the instructions to vote by Internet on your WHITE proxy card or WHITE voting instruction form from your bank or brokerage firm. If you get email delivery of your proxy materials, the email will contain a link or instructions on how to vote your shares. For additional information, including instructions on how to vote, visit nextgen.com/annual-meeting. Thank you for your support. Craig A. Barbarosh George H. Bristol Julie D. Klapstein James C. Malone Jeffrey H. Margolis Dr. Geraldine McGinty Morris Panner Any shareholder with questions about the Annual Meeting or in need of assistance in voting their shares should contact: NXGNproxy@mackenziepartners.com Toll-Free: (800) 322-2885

Certain Information Concerning the Participants NextGen Healthcare has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement. Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, any amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885. Forward Looking Statements This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Your Board’s Independent Director Nominees Represent ALL Shareholders’ Interests and Have Relevant Skills and Necessary Experience to Drive Value Creation ADVANCING DIVERSITY AND NEW PERSPECTIVES: FOUR NEW DIRECTORS IN THE PAST FOUR YEARS JULIE D. KLAPSTEIN Independent An experienced entrepreneur and healthcare technology CEO with 20 years of public/private Board experience, including at Amedisys (Chair of Compensation Committee and Member of Quality and Governance Committees); at MultiPlan (Member of Audit Committee); at Oak Street Health (Chair of Compensation Committee and Member of Compliance Committee); and at Revecore Among other leadership roles, was founding CEO of Availity, one of the nation’s largest health information networks optimizing the automated delivery of critical business and clinical information among healthcare stakeholders Experience with Healthcare IT and Revenue Cycle Management is directly relevant to NXGN’s business PAMELA PURYEAR, PHD, MBA Independent An influential thought leader with expertise in driving value creation through human capital management, organizational transformation, innovation and operational excellence, with focus in pharmaceutical, medical device and pharmacy sectors of the healthcare industry Has served as Executive Vice President and Chief Human Resources Officer (CHRO) at Walgreens Boots Alliance; Senior Vice President and CHRO at Zimmer Biomet; and Chief Talent Officer at Pfizer and Hospira. Has also worked in financial services, and led an Organization Development consulting practice working with clients in healthcare, consumer products and insurance Currently serves on the boards of Petplan and Rockley Photonics where she chairs both Compensation Committees and serves on one Nomination/Governance Committee GERALDINE MCGINTY, MD, MBA, FACR Independent Current faculty member at Weill Cornell Medicine in New York City, serving as Senior Associate Dean for Clinical Affairs and Associate Professor of Clinical Radiology and Chief Strategy Officer and Chief Contracting Officer for Weill Cornell Medicine Physician Organization In 2019, was named one of the Most Powerful Women in Health IT by Health Data magazine NXGN will benefit from her internationally recognized expertise in healthcare strategy and an unwavering advocacy for patient-centered care with strong support for the intersection of technology and healthcare DARNELL DENT Independent +25-year executive leading managed healthcare plans and advising on plan organizational development and strategy Strategic advisor to Softheon, provider of cloud-based health insurance exchange technology, and Virgin Pulse, global provider of employee well-being solutions Previously, CEO of FirstCare Health Plans. Earlier, senior executive at University of Pittsburgh Medical Center Health Plan, UnitedHealthCare, Community Health Plan of Washington, Health Net, Lincoln National Corporation NACD Board Leadership Fellow, Chair of NACD Austin Advisory Board. Past Chair of Association of Community Affiliated Health Plans and of Texas Association of Community Health Plans. Previously, director at Adaptis (Audit Committee member) DIRECTOR NOMINEE SKILLS Healthcare IT Exec Strategy / M&A Governance / Comp Finance / Accounting Public Co. BOD Clinical Operations Human Capital Commercialization 4 OF 8 | 50% DIRECTOR NOMINEES ARE DIVERSE BY GENDER, RACE 8 OF 8 DIRECTOR NOMINEES ARE INDEPENDENT ~6 YEAR AVERAGE TENURE <5 YEARS 5-10 YEARS >10 YEARS

Your Board’s Independent Director Nominees Represent ALL Shareholders’ Interests and Have Relevant Skills and Necessary Experience to Drive Value Creation INDEPENDENT DIRECTORS WITH INSTITUTIONAL KNOWLEDGE TO INFORM OPPORTUNITIES AND BUILD ON TRANSFORMATION JEFFREY H. MARGOLIS Chair 35 years of healthcare industry experience including as CEO of data-driven SaaS technology companies Currently serves on the boards of Hoag Hospital and Hoag Clinic in Orange County, CA, Alignment Healthcare, TriNetX, and as a Senior Advisor to Blackstone. Has authored several books on transforming the healthcare industry Provides NXGN with perspectives and insights about strategic growth opportunities, mentors executives and leverages his industry connections to help advance the Company GEORGE H. BRISTOL Independent Former CFO and investment banker, where he has experience analyzing, evaluating and understanding financial statements and advising on the complexities of strategic and transactional financial matters Decades-long career assisting shareholders and managers of businesses formulating and executing corporate financial transactions and strategies to maximize shareholder value Breadth of his experience helps NXGN navigate constantly changing business developments and capital markets CRAIG A. BARBAROSH Vice Chair An experienced board director and attorney, specializing in financial and operational restructuring and M&A Extensive board leadership, including currently serving as Chair of Landec Corporation, a director at Evolent Health (member of Strategy and Compensation Committees), and a director at Sabra Health Care REIT (Chair of Audit Committee and member of Compensation Committee) Has provided NXGN’s Board with valuable guidance on governance and a series of strategic transactions MORRIS PANNER Independent A senior executive with significant expertise in healthcare technology companies, including with SaaS capabilities, and the law Currently, CEO of Ambra Health, a cloud-based healthcare software company that manages diagnostic imaging and related healthcare data Former Assistant United States Attorney and legal advisor to U.S. government agencies, including the Department of Justice Experience at software companies, including at healthcare software companies, and his legal training, have shaped NXGN’s strategic development and operating/execution plans As the Company evolves, so should the Board’s composition. As part of our refreshment efforts that began in March 2020, we identified three new highly qualified directors. With their appointments, we advanced Board diversity and will have added four new directors since 2017. Together, NextGen Healthcare’s director nominees have decades of highly relevant experience across providers, health insurance, life sciences and enterprise software to execute our strategy and deliver leading performance and growth.

Certain Information Concerning the Participants NextGen Healthcare has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement. Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, any amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885. Forward Looking Statements This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

NexGen Healthcare Microsite Homepage Disclaimer ‘ . OUR DIRECTOR NOMINEES LETTERS/PRESSRELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING |

New leadership has transformed NextGen into a market leader with integrated and scalable platforms, a talented, diverse executive team and exceptionally engaged employees. With a strong foundation for sustainable growth, **we have never been better positioned for significant shareholder value creation.**

NextGen's progress and the value of your shares are at risk. Sheldon Razin, the Company's founder and 47-year tenured director, and his ally on the Board Lance Rosenzweig, have initiated a costly, disruptive and self-serving proxy contest. While they claim they are no longer seeking control of the NextGen Board, **control was their intention from the start and their interests and motivations are very different from all other shareholders.**

Our Achievements Over the Past Five Years Demonstrate Our Success

LEARN MORE ABOUT NEXTGEN HEALTHCARE

Increased highly valued subscription services annual revenue **91%** to **$148 million**

Increased recurring revenue to **90%** of total revenue from **80%**

Made strategic acquisitions in analytics, telehealth, integrated care and patient experience, which have materially broadened our portfolio and contributed to the Company's **accelerating revenue growth profile** and its longer-term annual revenue growth goal

Became a **top-rated** Electronic Health Record and Practice Management vendor as measured by KLAS Research

Increased Net Promoter Score (NPS) by **53 points**

Improved employee engagement by **33%**, jumping well above benchmark and turning NextGen Healthcare into a destination for top talent

Don’t turn the Company over to Sheldon Razin so he can serve his own self-interests. Vote FOR all proposals on the WHITE proxy card. F OR Reincorporation of the Company in the State of Delaware FOR PROPOSAL 1 LEARN MORE To approve provisions consistent with Delaware corporate law including approving a FOR PROPOSAL provision disallowing cumulative voting LEARN MOK F OR Advisory approval of executive compensation FOR PROPOSAL, LEARN MORE F OR Ratification of auditors FOK PROPOSAL4 LEARN MORE F OR Amendment and restatement of 2015 Equity Incentive Plan FOR PROPOSAL, LEARN MORE FOR Election of each of the Company’s highly qualified director nominees FOR PROPOSAL6A-B LEARN MOK

Your vote Is extremely important. VOTE ON TH E WHITE PROXY CARD TODAY! If you have questions or need assistance voting your shares, please contact our proxy solicitor: MacKenzie Partners (800) 322-2885 NXfiNproxy@mackenzieparmers.com INVESTORS MEDIA Matthew Scalo Tami Stegmaier (415) 370-9202 (949) 237^083 mscalo@nextgen.com istegmaier@nextgen.com Laurie Connell Barrett Golden / Sharon Stem lconneil@maclcenBepartners.com Joele Frank, Wilkinson Brimmer Katcher (212) 378 7071 (212) 355 4449 nextgen-jf@joelefrank.com Daniel Burch dburch@mackenziepartners.com (212)929-5748 Legal Notices

Our Director Nominees OUR DIRECTOR NOMINEES LETTERS/PRESS RELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING HOWTO VOTE Meet NextGen Healthcare’s Director Nominees DOWNLOAD INFOGRAPHIC NextGen Healthcare’s Independent, Diverse Director Nominees Have the Relevant Skills and Necessary Experience to Drive Continued Growth and Value Creation They Represent ALL Shareholders’ Interests The healthcare industry is among the most complex. It is critical fora Board to have relevant expertise, and NextGen Healthcare’s director nominees have decades of experience across providers, health insurance, life sciences and enterprise software. In addition, the Company’s nominees have functional experience in commercialization, corporate strategy and M&A, corporate governance and compensation, finance and accounting, human capital and leading public company boards.

Advancing Diversity and New Perspectives: Four New Directors in the Past Four Years With our recent announcements, four of eight NextGen Healthcare director candidates nominated at this year’s Annual Meeting will be new to the Board in the past four years and further advance the Board’s diversity a cross race, gender, age and tenure. INDEPENDENT Dr. Pamela Puryear INDEPENDENT READ BIO Julie D, Klapstein INDEPENDENT READ BIO READ BIO Darnell Dent INDEPENDENT READ BIO Craig A. Barbarosh VICE CHAIS George H. Bristol INDEPENDENT Jeffrey H. Margolis CHAIR READ 810 READ BIO READ BIO READ BIO

nextgen

OUR DIRECTOR NOMINEES | LETTERS / PRESS RELEASES | PRESENTATIONS | WHAT PEOPLE ARE SAYING | HOW TO VOTE


Meet NextGen Healthcare's Director Nominees



Julie D. Klapstein

INDEPENDENT

Julie D. Klapstein was the founding Chief Executive Officer of Availity, LLC, one of the nation's largest health information networks optimizing the automated delivery of critical business and clinical information among healthcare stakeholders. Ms. Klapstein served as Availity's Chief Executive Officer and board member from 2001 to 2011. She was the interim Chief Executive Officer at Medical Reimbursements of America, Inc., a private company, from February 2017 to June 2017. Ms. Klapstein's more than thirty years of experience in the healthcare information technology industry include executive roles at Phycom, Inc. (President and Chief Executive Officer from 1996 to 2001), Sunquest Information Systems (Executive Vice President), Siemens Medical Systems Turnkey Systems Division, and GTE Health Systems. Ms. Klapstein is a director of Amedisys Inc., a public company, since April 2016, where she serves on the Compensation, Governance, and Quality committees. She also currently serves on the board of directors for several private companies and organizations, including eSolutions, Inc., which specializes in revenue cycle management solutions; Dominion Diagnostics, LLC, which specializes in laboratory services; Bottom Line Systems, which specializes in underpayments and denials for hospitals; and the Grand Canyon Association, which is the official nonprofit partner of the Grand Canyon National Park. Ms. Klapstein previously was a director for two public companies, Annie's Homegrown/Annies, Inc. from January 2012 to September 2014, where she served on the Governance, Compensation, and Audit committees, and Standard Register Inc. from April 2011 to November 2014, where she served on the Governance, Compensation, and Audit committees. She also has been a director for multiple private companies. Ms. Klapstein earned her bachelor's degree from Portland State University in Portland, Oregon. Ms. Klapstein has been a director since 2017.

‹ PREVIOUS | NEXT ›

VIEW ALL

OUR DIRECTOR NOMINEES | LETTERS / PRESS RELEASES | PRESENTATIONS | WHAT PEOPLE ARE SAYING | HOW TO VOTE



Meet NextGen Healthcare's Director Nominees



Dr. Geraldine McGinty

INDEPENDENT

Dr. Geraldine McGinty, MD, MBA, FACR is a faculty member at Weill Cornell Medicine in New York City where she serves several roles, including Senior Associate Dean for Clinical Affairs and Associate Professor of Clinical Radiology, as well as Chief Strategy Officer and Chief Contracting Officer for the Weill Cornell Medicine Physician Organization, which includes more than 1,600 members. Her role as lead negotiator for managed care contracts at Weill Cornell Medicine incorporates both traditional fee for service agreements as well as value-based payment arrangements. Her broad experience includes: serving as an advisor to the CPT Editorial Panel, the JCAHO and the National Quality Forum, chair of the American College of Radiology's Commission on Economics and radiology member of the AMA's Relative Value Update Committee. In May 2018 she was elected as the Chair of the ACR's Board of Chancellors, the first woman to hold this office. She has also served as Managing Partner of a 70-physician multispecialty medical group on Long Island. She is currently a Non-Executive Director of IDA Ireland, the national foreign direct investment agency and serves on the Medical Advisory Board of Agamon, a healthcare technology start-up. Dr. McGinty earned her MBA from Columbia University and her MD from National University of Ireland, Galway. Dr. McGinty has been a director since 2021.

‹ PREVIOUS | NEXT ›

VIEW ALL

nextgen

OUR DIRECTOR NOMINEES | LETTERS / PRESS RELEASES | PRESENTATIONS | WHAT PEOPLE ARE SAYING | HOW TO VOTE

Meet NextGen Healthcare's Director Nominees



Dr. Pamela Puryear

INDEPENDENT

Dr. Puryear has served as Executive Vice President and Chief Human Resources Officer (CHRO) at Walgreens Boots Alliance; Senior Vice President and CHRO at Zimmer Biomet; and Chief Talent Office at both Pfizer and Hospira. In these global executive team roles, she has driven value creation through her expertise in human capital management, organizational transformation, innovation, and operational excellence. She began her career in financial services, before launching an independent Organization Development consulting practice working with clients in a number of industries including healthcare, consumer products and insurance.

Dr. Puryear is an influential thought leader who has received numerous honors including the 2021 "Elite 100" from Diversity Woman Magazine, and recognition in 2017 as one of the Most Powerful Executives in Corporate America and one of the Top 50 Most Powerful Women in Business from Black Enterprise Magazine, among others. She is a director for private and public companies Petplan and Rockley Photonics where she serves as the Chair of the Compensation Committee for both companies, and a former board member for several non-profit organizations. Dr. Puryear is also a member of the Advisory Council for the Healthcare Businesswomen's Association (HBA), and a member of the Executive Leadership Council (ELC).

« PREVIOUS | NEXT »

VIEW ALL

OUR DIRECTOR NOMINEES LETTERS / PRESS RELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING HOW TO VOTE

Meet NextGen Healthcare's Director Nominees



Darnell Dent

INDEPENDENT

Dent is Founder and Principal of Dent Advisory Services, LLC, a management consulting and governance services company. He serves as a strategic advisor to Softheon, Inc., a leading provider of cloud-based health insurance exchange ("HIX" or "marketplace") technology. He serves in a similar capacity for Virgin Pulse, part of Sir Richard Branson's Virgin Group, a global provider of employee well-being solutions, including integrated health, well-being, safety, benefits navigation and care guidance.

Previously, Dent was President and CEO of FirstCare Health Plans, a provider owned health plan acquired by Baylor Scott & White Health System. Prior to that, he served as Chief Business Development Officer at the University of Pittsburgh Medical Center Health Plan. Earlier he held senior executive roles at United HealthCare, Community Health Plan of Washington, Health Net and Lincoln National Corporation.

He is a National Association of Corporate Directors (NACD) Board Leadership Fellow and serves as a director on the Board of the Texas TriCities Chapter. He is past Chair of the Association of Community Affiliated Health Plans, which plans serve more than seventeen million enrollees, representing nearly half of all individuals enrolled in Medicaid managed care plans, and past Chair of the Texas Association of Community Health Plans. Previously, he served as a Board member for Adaptis, a healthcare IT company.

Dent earned his bachelor's degree from Norfolk State University in Psychology and his MPA from Pepperdine University in Public Administration. He served in the United States Marine Corps as an officer attaining the rank of Captain.

‹ PREVIOUS | NEXT ›

VIEW ALL

nextgen OURDIRECTORNOMINEES LETTERS,‘PRESS RELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING Craig A. Barbarosh VICE CHAIR v craig A. Barbarosh has served as our vice chairman of the Board since November 201s. Currently he is the chairman of the Board of landec corporation and a director at Evolenr Health, inc., where he is a member of the strategy and compensation committees, and Sabra Health care REIT. inc., where he is the chair of the Audit committee and a member of the Compensation committee. Mr. Barbarosh previously served on the Boards of Araiana Therapeutics, where he was the chair of rhe Strategy committee and a member of the Compensation Committee, Bazaarvoice, inc., where he was a â– member of the Compensation Committee, and BloPharmX. Inc., where he was the Chair of the Nominating and Governance committee and a member of the Audit and Compensation committees. Mr. Barbarosh also previously served as the independent Board Observer for Payless Holdings, inc. and as an independent director of Ruby Tuesday, inc. Mr. Barbarosh is a partner at the international law firm of Kanen Muchin Rosenman LLP. a position he has held since June 2012. From January 1999 until lune 2012. Mr. Barbarosh was a partner of the international law firm of Pillsbury Winthrop Shaw Pinman LLP. He served in several leadership positions while a partner at Pillsbury including serving on the firm’s Board of Directors, as the chair of the firm’s Board’s Strategy committee, as a coleader of the firm’s national insolvency & Restructuring practice section and as the Managing Panner of the firm’s orange county office. At Kanen. Mr. Barbarosh served as a member of the firm’s Executive and Operating Committee from June 2012 through June 2016 and served on rhe firm’s Board of Directors for seven years. Mr. Barbarosh received a Juns Doctorate from rhe University of the Pacific. McGoorge School of Law in 1992. with distinction, and a Bachelor of Ans in Business Economics from the university of California at Santa Barbara in 1989. Mr. Barbarosh received certificates for completing executive education courses from The Wharton school of the University of Pennsylvania in corporate valuation (2019) and Harvard Business school in Private Equity and venture capital (2007). Financial Analysis for Business Evaluation (2010) and Effective corporate Boards (2015). Mr. Barbarosh is also a frequent speaker and author on governance and restructuring topics. Mr. Barbarosh. as an experienced board director and attorney specializing in the area of financial and operational restructuring and related mergers and acquisiuons. provides our Board with experienced guidance on governance and iransacuonal matters involving our company. Mr. Barbarosh has been a director since 2009. •= PREVOUS | NEXT VIEW AU

OUR DIRECTOR NOMINEES LETTERSPRESSRELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING H George H. Bristol INDEPENDENT George H. Bristol is a Managing Director of Janas Associates, a corporate financial advisor, a position he has held since 2oio. From August 2006 until March 2010 he served as Managing Director-Corporate Rnance of Crowell Weedon & co. From November 2002 until August 2006. he was a member and chief Financial officer of Vanns capital Management LLC. a registered investment advisor which managed die Vanns hedge funds totaling over $1.4 billion from November 2002. Prior 10 vantis. he was an investment banker with several firms including Ernst & Young. Paine Webber. Prudential Securities and Dean Winer. He is a graduate of the university of Michigan and Harvard Business school. Mr. Bristol’s expenence at Janas. Wealthintel, and Vanus, and his vanous corporate finance posiuons, provide our Board with insight from someone with direct responsibility for strategic and uansacuonal financial matters. Mr. Bristol has been a director since 2008. « PREVIOUS NEXT. VIEW AU

OUR DIRECTOR NOMINEES LETTERS / PRESS RELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING HOW TO VOTE


Meet NextGen Healthcare's Director Nominees



Jeffrey H. Margolis

CHAIR

Jeffrey H. Margolis has served as our Chair of the Board since November 2015. Currently, Mr. Margolis is Chairman of Welltok, Inc., a data-driven, enterprise SaaS company that develops and delivers a consumer activation platform to the healthcare industry. Mr. Margolis served as Welltok's CEO from April 2013 through April 2020. Mr. Margolis is Chairman Emeritus of TriZetto Corporation, a recognized leader in the provision of health information technology for payers and providers and the originator of the industry vertical SaaS model, where he served as the founding CEO beginning in 1997, served as Chairman and CEO until 2010 (publicly traded on NASDAQ from October 1999 – August 2008), and continued as Chairman until October 2011. Mr. Margolis also served as Senior Executive Advisor to the Oliver Wyman Health Innovation Center, an organization that identifies and disseminates ideas and best practices that aim to transform healthcare, during 2012 and 2013. From 1989 to 1997, Mr. Margolis served as Senior Vice President and Chief Information Officer of FHP International Corp. and its predecessors, a publicly-traded company that focused on the delivery of managed group and individual health care insurance and hospital and ambulatory-based clinical services along with a broad array of healthcare ancillary services. Earlier in his career, Mr. Margolis served in various positions with Andersen Consulting including his final position as Manager, Healthcare Consulting. Mr. Margolis currently serves on the boards of Alignment Healthcare, Inc. (NASDAQ: ALHC), a population health management company, where he is the Chair of the Audit Committee, TriNetX, Inc., a private, for profit data and software-as-a-service entity that supports clinical trials, and Hydrogen Health Management Feeder, LLC. He has previously served on a variety of other for profit boards. He also has served on a number of not for profit boards of directors. Mr. Margolis is currently a director of Hoag Hospital and Chair of the Hoag Clinic in Newport Beach, California. He is a member of the board of governors at Cedars-Sinai in Los Angeles, California and is on the Advisory Boards of the University of California at Irvine's Center for Healthcare Management & Policy and Center for Digital Transformation. Mr. Margolis also serves as a Senior Advisor to Blackstone (NYSE: BX). A published author of several books on the topics of healthcare information technology and systems, Mr. Margolis earned a bachelor's degree in business administration/management information systems with high honors from the University of Illinois in 1984 and holds CPA certificates (currently inactive) in Colorado and Illinois. Mr. Margolis has been a director since 2014.

« PREVIOUS | NEXT » VIEW ALL

OUR DIRECTOR NOMINEES LETTERS PRESSRELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING fl P H Morris Panner INDEPENDENT Moms Panner is a long tenured executive with expertise in both healthcare software companies, including saas capabilities, and the law. currently. Mr. Panner is the chief Executive officer of Ambra Health (formerly DICOM end), a cloud-based healthcare software company that manages diagnostic imaging and related healthcare data. Prior to joining Ambra Health in September 2011. Mr. Panner was the Chief Executive Officer of Townflier, inc. and related affiliates that provide group communications services, from May 201010 August 2011. Previously, from April 200010 May 2010. he was Chief Executive officer of OpenAir. inc., a saas project management company, which he led from stan-up to its successful acquisition by NetSuite inc., a provider of an integrated web based business software suite, in 2008. Following the acquisition. Panner led the OpenAir division of NetSuite. during which time he oversaw the acquisition and integration of OpenAirs nearest competitor. QuickArrow. inc., as well as the expansion of OpenAir internationally. Mr. Panner served as a board member and as chair of the Boa rd of the software Division of the software and information industry Association. Mr. Panner is a lawyer who served as an Assistant united States Attorney, the Resident Legal Advisor in Bogota. Columbia for the U.S. Department of Justice and as the Principal. Deputy chief of the Narcotics and Dangerous Drug Section of the U.S. Depanment of Justice. He served on the board of directors of Unanet Technologies, inc., a software development company specializing in services automauon solutions for project based companies. He currently serves on the External Advisory Board for the imaging Data Commons of the National Cancer institute (NCI) at the National institutes of Health (NIH). and on the board of Drug Strategies, a non-profit research institution on issues of drug addiction and treatment. Mr. Panner was previously a director of the Washington Office on Latin America, a not-for- profit organization, from 2003 to 2009. Mr. Panner graduated from Yale College with a BA in History in 1984 and from the Harvard Law School with a ID in 1988. Mr. Panners qualifications as a director include his executive expenence at software companies, including at health care software companies, and his legal training. Mr. Panner has been a director since 2013. < PREVIOUS NEXT > VIEW AU

NextGen Healthcare is continuing to make good progress on the selection of a new CEO and expects that individual to be a valuable addition to the Board. The CEO is expected to be appointed by the Company before the Annual Meeting and included on the Company’s director slate.

Letters / Press Releases (©•gen OURDIRECTORNOMINEES LETTERS/ PRESSRELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING | DOWNLOAD SHAREHOLDER COMMUNCATIOS Letters September 13,2021 Letter to Shareholders August 23,2021 HBBBBBBH Letter to Shareholders DOWNLOAD PDF

Press Releases September 13,2021 NextGen Healthcare Mails Definitive Proxy Statement and Letter to Shareholders BtjllliflH September l3.2021 NextGen Healthcare Welcomes Highly Regarded Healthcare Executive Damell Dent to Director Slate for 2021 Annual Meeting August 27.2021 NextGen Healthcare Releases Important Email that Sheldon Razin Conveniently Excluded in His Latest Release August 26.2021 NextGen Healthcare Issues Statement August 23.2021 NextGen Healthcare Files Preliminary Proxy Statement in Connection with Annual Meeting Aucust20.2021 NextGen Healthcare Issues Statement Regarding Sheldon Razin’s Attempt to Control the NextGen Healthcare Board of Directors AJCLSC 17.2021 NextGen Healthcare Announces Two New Directors to Join the Board and the Retirement of Director James Malone from the Board August 11.2021 NextGen Healthcare Announces Date for 2021 Annual Meeting of Shareholders CUCK HERE FOR NEXTGENS KW5R00M

Q Your vote is extremely important VOTE ON THE WHITE PROXY CARD TODAY! If you have questions or need assistance voting your shares, please contact our proxy solicitor: Mackenzie Partners (8uo) 322-2885 NXGNproxy@mackenziepartners com INVESTORS MEDIA Manrtew Scale rami Stepnaier (41937^9202 (949)237-6083 Lame CooneB Barren Gotten / srtaron Sam Iconnek^ntactenziepanners.coni loeie Rank, wikinsoe Bummer Earner (212) 3787071 (212) 3$s 4449 Darnel 8iarfi (212)9295748 UsUNMta O O © ©

Presentations HM VIEW REPLAY D Your vole is extremely important. VOTE ON THE WHITE PROXY CARD TODAY! If you have questions or need assistance voting your shares, please contact our proxy solicitor: MacKenzie Panners (8oo) 322 2885 Hill NXGNproxvk&mackenziepartners.com ||||| INVESTORS MEDIA NUnhea Soto rani Siepnaer u»9 3705202 (949) 237^083 ^^B Um* Connei Barrel Golden / Slum Sum luxaKflmMiXennepwienxMa loeie Ra*. WBUnuai Bummer LaUie (212)3787071 (212)3554449 Daniel Burn (212)9295748 HR Legal Notcs GOO© RH What People Are Saying nextgen OURDIRECTORNOMINEES LETTERS/PRESS RELEASES PRESENTATIONS

WHAT PEOPLE ARE SAYING | ANALYST COMMENTARY CUSTOMER TESTIMONIALS RECENT AWARDS IN THE MEDIA Analyst Commentary WE ARE EXECUTING ON OUR TRANSFORMATION STRATEGY J.RMorgan Juty29.2O25 Junel4.20M “Over the past tew years, the company has made siyniftcant investments in its “We “nli“ue 10 a™la,,d hmrarcund the company has made product portfolio and restructured its sales force to put a greater emphasis on expanding its footprint, This Is paying off...” PIPER | SANDLER Jefferies May 26,2021 May26,2021 “NXGN continues to execute well and progress toward itss%-8% organic revenue “Mgt has improved product quality and customer experience, leading to reduced growth target by increasing market share and wallet share.” attrition, new customer wins... we see a compelling platform strategy taking shape that should drive revs...”

INVESTMENTS WE HAVE MADE ARE ENABLING OUR MARKET LEADERSHIP

PIPER | SANDLER

July 29, 2021

"Whole-person care and platform strategies are resonating."

Jefferies

May 26, 2021

"We think NXGN's platform strategy is a differentiator vs. legacy competitors in the ambulatory space"

CANTOR Fitzgerald

May 26, 2021

"we think the company is on the right path with its investment in products, commercializing and implementing."

SVBLEERINK

March 16, 2021

"We are positive on the cross sales strategy given NXGN's embedded and increasingly favorable position within its existing client base, and applaud the expansion into faster-growth adjacencies..."

OUR RESULTS SHOW THE PROGRESS WE ARE MAKING

CANTOR Fitzgerald

July 29, 2021

"The company had very strong growth in managed services and EDI as utilization levels were strong and in some cases exceeded pre-pandemic levels."

Morgan Stanley

May 27, 2021

"Strong end to FY21, supported by growth in non-recurring revenue."

SVBLEERINK

May 26, 2021

"NXGN reported solid F4Q headlines, with a meaningful beat in revs flowing through to a profitability outperformance."

NEW TALENT IS SUPPORTING OUR SUCCESS

KeyBanc
Capital Markets

July 29, 2021

"NXGN continues to see good success winning new clients with…This reflects the follow-on effect of additional sales resources that management put toward pursuing new clients over the past two years."

Morgan Stanley

May 27, 2021

"Chief Growth Officer, Sri Velamoor, should help expand the company's strategic focus and support the transition to emerging risk allocation models and consumer centricity."

CLIENTS RECOGNIZE THE VALUE WE NOW PROVIDE

TRUIST

July 29, 2021

"Notably, 25% of bookings were from new customers and NXGN signed several $1M+ contracts."

Capital Markets

March 16, 2021

"… NXGN is seeing increasing traction adding new clients — 24% of bookings YTD through F3Q21 were from new clients, which is up from 15% in FY20."

WE ARE POISED FOR ACCELERATING VALUE CREATION

CANTOR Fitzgerald

July 29, 2021

"By next fiscal year, we expect the company to benefit from many of the investments it has made in its platform and the different applications on its platform."

CANTOR Fitzgerald

May 26, 2021

"We expect revenue growth to accelerate in F23 and F24"

PIPER | SANDLER

March 15, 2021

"We believe accelerating revenue growth elevating already strong free cash flows and further deployment of cash (track record is solid) to drive revenue growth higher will be a successful formula."

Customer Testimonials


Client Testimonial: Leverage RCM to Stabilize Finances
Watch later
Share
Watch on YouTube

Karing Hearts Cardiology Leverages RCM to Stabilize Finances


Client Testimonial: Streamlining Healthcare to Assist Und...
Watch on YouTube

Streamlining Healthcare to Assist Under-served Patients - Venice Family Clinic

Industry Accolades 2021 NextGen Healthcare: 2021 Best In KLAS NextGen Healthcare: 2021 Best In KLAS NextGen Healthcare: NextGen Healthcare: #6 on Top 100 Ambulatory EMR Award Winner Practice Management Award Winner FeaturedCustomers’ Summer 2021 Healthcare Technology Companies of Medical Practice Management 2021 Customer Success Report <Uv atty ^3 NextGen Healthcare: Top 5 Company in NextGen Healthcare: 2021 Gartner Get NextGen Healthcare: 2021 Capterra DivHERsity (SMEs/Startup) by App Category Leaders Award Winner Award Winner JobsForHer in India 2021 2020 NextGen Healthcare: 2020 Best in KLAS NextGen Healthcare: 2020 Black Book NextGen Healthcare: Market Leader in NextGen Healthcare: Market Leader in Practice Management Award Winner ffi in Client Satisfaction for Ambulatory the Summer 2020 Medical Practice the Fall 2020 Telemedicine Software EHR Management Customer Success Report Customer Success Report Egg NextGen Healthcare: 2020 GetApp NextGen Healthcare: Capterra Top 20 in NextGen Healthcare: 2020 Software Category Leaders in Electronic Medical EMR, Mental Health, and Medical Advice Front Runners in Mental Health, Records, Telemedicine, and Medical Billing Software Telemedicine, and Medical Billing Billing Software Software 2019 NextGen Healthcare: 2019 Best in KLAS NextGen Healthcare: #1 in Overall NextGen Healthcare: 2019 Frost & Practice Management Award Winner Satisfaction and Product Functionality Sullivan North American Enabling in the KLAS 2019 Small Practice Technology Leadership Award for Ambulatory EHR/PM (10 or fewer Ambulatory Revenue Cycle physicians) Management Services

2018

NextGen Healthcare: 2018 Most Improved Vendor for EHR Award Winner

NextGen Healthcare: 2018 Black Book #1 Ambulatory EHR in OB/GYN, General Practice, Multispecialty

NextGen Healthcare: 2018 White Coat Award Winner for highest accuracy in the delivery of prescriptions

In the Media

FIERCE Healthcare
May 27, 2021

NextGen Healthcare reports $557M in 2020 revenue with strong bookings growth in Q4

READ MORE

Forbes
March 22, 2021

Driving A High-Performance Culture At NextGen Healthcare

READ MORE

FIERCE Healthcare
January 28, 2021

NextGen Healthcare's Q3 results beat Wall Street forecasts with strong growth in bookings

READ MORE

FIERCE Healthcare
January 14, 2021

JPM21: How a timely acquisition helped NextGen Healthcare weather COVID-19

READ MORE

Orange County Business Journal
August 10, 2020

NextGen's Future-Facing Healthcare Platform Fuels Growth

READ MORE

*Permission to use quotes neither sought nor obtained

Your vote is extremely important.
VOTE ON THE **WHITE** PROXY CARD TODAY!

HOW TO VOTE

If you have questions or need assistance voting your shares, please contact our proxy solicitor:

MacKenzie Partners
(800) 322-2885
NXGNproxy@mackenziepartners.com

INVESTORS

Matthew Scalo
(415) 370-9002
mscalo@nextgen.com

Laurie Connell
lconnell@mackenziepartners.com
(212) 378-7071

Daniel Burch
dburch@mackenziepartners.com
(212) 929-5748

MEDIA

Tami Stegmaier
(949) 237-6083
tstegmaier@nextgen.com

Barrett Golden / Sharon Stern
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
nextgen-jf@joelefrank.com

Legal Notices

How to Vote ®lgen. OURDIRECTORNOM1MEES LETTERS/PRESS RELEASES PRESENTATIONS WHAT PEOPLE ARE SAYING | Vote on the WHITE Proxy Card Today Q â–¡ ® By Internet By Telephone By Mail Use the internet to transmit your voting instructionsup Call the phone number printed on your proxy card, Mark, sign and date your proxy card or voting instruction until ii’59 P-M. Eastern Time, October 12,2021. Have OR voting instruction form or email you received. OR form and return it in the postage-paid envelope we have your proxy card orvoting instruction form in hand and provided. loeintothewebsite address ported or the cord or COCK IJiE a louch-l«ne telephone to transmit you votlnis nr the link io the email (M1 received. Follow the inslractions up ondlnsp SM. Eastern Time. October instructionsprovlded whenyod accessthe website. ’=â–Havevmrpwart, votlnernsmctlon toon or email in hand and then follow the instructions.

Already Voted or Voted Erroneously? Questions? Even if you have already voted, you may continue to receive proxy materials If you have questions or need assistance voting your shares, please contact our because of the importance of this year’s vote. We recommend you vote every proxy solicitor: WHITE proxy card you receive and discard any blue proxy card. If you think that you may have erroneously voted using Sheldon Razin’s blue proxy card, you can change your vote using the WHITE proxy card provided by management. MacKenzie Partners (800) 322-2885 NXGN proxv@mackenziepartners.com